UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2012

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2012, Jefferies Group, Inc. (the “Company”) and The Bank of New York Mellon, as trustee, entered into a Second Supplemental Indenture (the “Senior Notes Supplemental Indenture”) to the Indenture dated as of March 12, 2002, which indenture governs the Company’s outstanding 5.875% Senior Notes due 2014, 3.875% Senior Notes due 2015, 5.5% Senior Notes due 2016, 5.125% Senior Notes due 2018, 8.5% Senior Notes due 2019, 6.875% Senior Notes due 2021, 6.45% Senior Debentures due 2027 and 6.25% Senior Debentures due 2036. Also on December 19, 2012, the Company and The Bank of New York Mellon, as trustee, entered into a Second Supplemental Indenture (together with the Senior Notes Supplemental Indenture, the “Second Supplemental Indentures”) to the Indenture dated as of October 26, 2009, which indenture governs the Company’s outstanding 3.875% Convertible Senior Debentures due 2029.

Each of the Second Supplemental Indentures amends the applicable indenture, as supplemented, to include in the definition of “Corporation” a limited liability company organized under the laws of Delaware or New York and to make a corresponding change to the definitions of “Board of Directors,” and, in the case of the Senior Notes Supplemental Indenture to the definition of “Capital Stock,” “Common Stock” and “stock.” They also amend the covenants in the indentures related to consolidation, merger, conversion or sale of substantially all of the assets of the Company to permit such transactions with a Delaware or New York limited liability company and conversion of the Company into such a limited liability company. The Second Supplemental Indentures further provide that if, in the event of any such consolidation, merger or sale of assets, the surviving entity is not a corporation, a subsidiary of the Company that is incorporated as a business corporation may, in the discretion of the Company, become a co-issuer of the securities issued under the applicable indenture. Each Second Supplemental Indenture also sets forth certain other conforming amendments to the applicable indenture.

The Company was not required to seek the consent of holders of the securities issued under the respective indentures in order to effect the foregoing amendments.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this report:

Number	Exhibit

4.1	Second Supplemental Indenture, dated as of December 19, 2012, to the Indenture dated as of March 12, 2002, between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture, dated as of December 19, 2012, to the Indenture dated as of October 26, 2009, between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: December 20, 2012	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of December 19, 2012, to the Indenture dated as of March 12, 2002, between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture, dated as of December 19, 2012, to the Indenture dated as of October 26, 2009, between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee.